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                       SUPPLEMENT DATED DECEMBER 22, 2003

                                       TO

        REVOLUTION EXTRA VARIABLE ANNUITY PROSPECTUSES DATED MAY 1, 2003

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  This Supplement is intended to be distributed with certain prospectuses dated
May 1, 2003 for variable annuity contracts issued or for issue by John Hancock Life Insurance Company or John Hancock Variable Life Insurance Company. The prospectuses involved bear the title Revolution Extra Variable Annuity. We refer to these prospectuses as the "Product Prospectuses."

                        AMENDMENT TO PRODUCT PROSPECTUSES

  Appendix B - Example of Withdrawal Charge Calculation in your product prospectus is deleted and the following Appendix B replaces it.

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              APPENDIX B - EXAMPLE OF WITHDRAWAL CHARGE CALCULATION

 ASSUME THE FOLLOWING FACTS:

 . On January 1, 2001, you make a $5,000 initial premium payment and we issue you a contract.

 . On January 1, 2002, you make a $1,000 premium payment.

 . On January 1, 2003, you make a $1,000 premium payment.

 . On January 1, 2004, the total value of your contract is $7,500 because of the extra credits and favorable investment earnings.

  Now assume you make a partial withdrawal of $7,000 (no tax withholding) on January 2, 2004. In this case, assuming no prior withdrawals, we would deduct a
CDSL of $474.19.   We withdraw a total of $7,474.19 from your contract.

  $7,000.00  --  withdrawal request payable to you
  +  474.19  --  withdrawal charge payable to us
  ---------
  $7,474.19  --   total amount withdrawn from your contract

 HERE IS HOW WE DETERMINE THE WITHDRAWAL CHARGE:

  (1) We FIRST distribute to you the $500 profit you have in your contract ($7,500 total contract value less $7,000 of premiums you have paid) under the free withdrawal provision.

  (2) Next we repay to you the $5,000 premium you paid in 2001. Under the free withdrawal provision, $200 of that premium is charge free ($7,000 total premiums paid x 10%; less the $500 free withdrawal in the same contract year described in paragraph 1 above). We assess a withdrawal charge on
      the remaining balance of $4,800 from your 2001 premium.   Because you made
      that premium payment 3 years ago, the withdrawal charge percentage is 7%. We deduct the resulting $336 from your contract to cover the withdrawal charge on your 2001 premium payment. We pay the remainder of $4,464 to you as a part of your withdrawal request.

  $5,000
   - 200  --  free withdrawal amount (payable to you)
  -------
  $4,800
   x .07
  -------
  $  336  --  withdrawal charge on 2001 premium payment (payable to us)


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  $4,800
   - 336
  -------
  $4,464  --  part of withdrawal request payable to you

  (3) We next deem the entire amount of your 2002 PREMIUM PAYMENT to be withdrawn and we assess a withdrawal charge on that $1,000 amount. Because you made this premium payment 2 years ago, the withdrawal charge percentage is 7%. We deduct the resulting $70 from your contract to cover the withdrawal charge on your 2002 premium payment. We pay the remainder of $930 to you as a part of your withdrawal request.

  $1,000
   x .07
   -----
  $  70   --  withdrawal charge on 2002 premium payment (payable to us)

  $1,000
    - 70
  -------
  $  930  --   part of withdrawal request payable to you

  (4) We NEXT determine what additional amount we need to withdraw to provide you with the total $7,000 you requested, after the deduction of the withdrawal charge on that additional amount. We have already allocated $500 from profits under paragraph 1 above, $200 of additional free withdrawal amount under paragraph 2, $4,464 from your 2001 premium payment under paragraph 2, and $930 from your 2003 premium payment under paragraph
      3.  Therefore, $906 is needed to reach $7,000.

  $7,000  --   total withdrawal amount requested
   - 500  --   profit
   - 200  --   free withdrawal amount
  -4,464  --   payment deemed from initial premium payment
   - 930  --   payment deemed from 2002 premium payment
  -------
  $  906  --   additional payment to you needed to reach $7,000

  We know that the withdrawal charge percentage for this remaining amount is 7%, because you are already deemed to have withdrawn all premiums you paid prior to 2003. We use the following formula to determine how much more we need to withdraw:

  Remainder due to you =   Withdrawal needed - [applicable withdrawal charge
                           percentage times withdrawal needed]

   $906     =  x - [.07x]
   $906     =  .93x
   $906/.93 =  x
   $974.19  =  x

   $974.19  -- deemed withdrawn from 2003 premium payment
  -$906.00  -- part of withdrawal request payable to you
  ---------
   $ 68.19  -- withdrawal charge on 2003 premium deemed withdrawn (payable to
               us)

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